OTHER (EXPENSE) INCOME, NET	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
OTHER (EXPENSE) INCOME, NET
OTHER (EXPENSE) INCOME, NET
The components of other (expense) income, net are as follows:

	For the year ended December 31,
In thousands	2017	2016	2015
Foreign currency loss	$(6,618)	$(4,001)	$(4,659)
Equity income	2,579	409	—
Other miscellaneous income (expense)	3,073	629	(652)
Total other (expense) income, net	$(966)	$(2,963)	$(5,311)